SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2009

ARQULE, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	000-21429	04-3221586
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

19 Presidential Way

Woburn, MA

(Address of principal executive offices)

01801

(Zip code)

(781) 994-0300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01   Other Events.

On May 14, 2009, at the 2009 Annual Meeting of Stockholders of ArQule, Inc. (the “Registrant”) the stockholders voted:

1.     To elect Timothy C. Barabe and Paolo Pucci as directors of the Registrant to hold office for a term of three years and until their respective successors are elected and qualified;

2.     To approve amendments to the Registrant’s Amended and Restated 1994 Equity Incentive Plan to increase the number of shares of common stock available for awards granted under the Plan by 1,400,000, from 9,600,000 to 11,000,000 shares of common stock and to incorporate other changes described in the Registrant’s proxy statement;

3.     To approve amendments to the Registrant’s Amended and Restated 1996 Employee Stock Purchase Plan to increase the number of shares of common stock available for purchase by participants under the Plan by 400,000, from 1,600,000 to 2,000,000 shares of common stock; and

3.     To ratify the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit the Registrant’s financial statements for the fiscal year ending December 31, 2009.

The voting results are set forth in Exhibit 99.1 to this report and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1  Report of Matters Voted Upon by Stockholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC.
(Registrant)

/s/ Peter S. Lawrence
Peter S. Lawrence
President and Chief Operating Officer

July 8, 2009